UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Active MidCap Fund

SEMIANNUAL REPORT June 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Active MidCap Fund, covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, BNY Mellon Active MidCap Fund Class A shares achieved a total return of -12.15%, Class C shares returned -12.57%, Class I shares returned -12.07%, and Class Y shares returned -12.03%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of -9.13% for the same period.2

Mid-cap stocks posted losses over the reporting period, amid a volatile environment brought on by the spread of COVID-19. The fund lagged the Index, primarily due to security selection shortfalls in the information technology, industrials and financials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

A Tale of Two Markets

Markets gave way to extreme risk aversion over the start of the review period, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the year. Financial markets also had to contend with a second major, exogenous shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. The West Texas Intermediate May 2020 contract would later tumble into negative territory, as plunging demand for the commodity gave rise to shortages of storage capacity in the U.S. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

U.S. equities went on to stage a recovery during the second half of the reporting period. The unprecedented array of stimulus that was briskly deployed by central banks and governments globally helped to buoy investor confidence and support security valuations. Investors began to anticipate a move toward economic normalization as lockdown measures eased. Pullbacks did punctuate the rally and were typically driven by fears of rising infection rates, as was witnessed in the U.S. toward the end of June 2020. Geopolitics also weighed periodically, as the U.S. and China maintained their confrontational rhetoric across a range of issues including trade, technology and political change in Hong Kong.

According to the Russell family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Drove Fund Performance

The fund’s performance compared to the Index was constrained by stock selection shortfalls across the information technology, industrials and financials sectors. The information technology sector was most heavily affected by stock selections within the IT services industry. A position in office equipment company Xerox was among the leading detractors. Due to office closures and the trend toward working from home, investors became concerned that corporate clients would use Xerox’s products less. Within industrials, a position in United Airlines Holdings weighed heavily on relative results. Airline travel was decimated by the pandemic, and the stocks of carriers fell as revenues cratered. Within the financials sector, a position in Discover Financial Services also provided a headwind. The stock price of the credit card provider fell, as investors became concerned about borrower repayment ability as the pandemic caused widespread unemployment. In addition, mortgage insurer MGIC Investment also saw its stock price slip, as investors worried about mortgage delinquencies. Elsewhere in the markets, a position in real estate company Weingarten Realty Investors also provided a headwind. The stock came under pressure, as concerns mounted over tenants’ ability to pay rent amid widespread lockdowns and growing unemployment.

The fund achieved better results in several other areas. Stock selection in the health care, consumer staples and communication services sectors was positive for results. A relative overweight to health care was also accretive. Veeva Systems, which provides computing solutions for life sciences companies, was a leading contributor for the sector and a top driver of positive portfolio results. The stock price rose as the company reported better-than-expected earnings in May 2020. Positive stock selection helped to provide a tailwind to results across several areas of the consumer staples and communication services sectors. Elsewhere in the market, two information technology names were leading individual contributors to relative returns. First, Cadence Design Systems’ stock displayed good earnings momentum, rising on the back of results that exceeded analyst expectations for both quarters of the reporting period. Next, Citrix Systems helped boost results. The stock rose after better-than-expected first quarter earnings data. The company also saw strong demand for its products, due to the shift toward working from home caused by the pandemic.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Stock market volatility experienced during the period may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently-attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

July 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through November 30, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. —The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.62	$8.95	$3.69	$3.18
Ending value (after expenses)	$878.50	$874.30	$879.30	$879.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.97	$9.62	$3.97	$3.42
Ending value (after expenses)	$1,019.94	$1,015.32	$1,020.94	$1,021.48

†  Expenses are equal to the fund’s annualized expense ratio of .99% for Class A, 1.92% for Class C, .79% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Automobiles & Components - 1.6%
BorgWarner	60,650	[a]	2,140,945
Gentex	139,495		3,594,786
Thor Industries	3,510		373,920
			6,109,651
Banks - 1.9%
Comerica	37,510		1,429,131
KeyCorp	57,740		703,273
MGIC Investment	193,240		1,582,636
Popular	22,960		853,423
Regions Financial	146,900		1,633,528
Zions Bancorp	30,380		1,032,920
			7,234,911
Capital Goods - 7.2%
Allison Transmission Holdings	76,855		2,826,727
BWX Technologies	4,880		276,403
Carlisle	27,760		3,322,039
Colfax	16,180	[b]	451,422
Cummins	1,360		235,634
Curtiss-Wright	37,120		3,314,074
EMCOR Group	8,890		587,985
Fortune Brands Home & Security	18,490		1,182,066
Generac Holdings	3,590	[b]	437,729
Hexcel	31,940	[a]	1,444,327
Hubbell	7,430		931,425
Masco	41,240		2,070,660
MasTec	35,330	[a,b]	1,585,257
Parker-Hannifin	5,790		1,061,133
Rockwell Automation	5,870		1,250,310
Trane Technologies	47,810		4,254,134
United Rentals	3,580	[a,b]	533,563
W.W. Grainger	3,340		1,049,294
			26,814,182
Commercial & Professional Services - 2.2%
Cintas	8,340	[b]	2,221,442
Clean Harbors	11,020	[b]	660,980
FTI Consulting	12,050	[b]	1,380,327
Herman Miller	24,380		575,612
IHS Markit	39,510		2,983,005
Tetra Tech	5,820		460,478
			8,281,844

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Consumer Durables & Apparel - 3.7%
Brunswick	6,330		405,183
D.R. Horton	8,580		475,761
Deckers Outdoor	13,900	[b]	2,729,821
Hanesbrands	58,470		660,126
Lululemon Athletica	1,780	[b]	555,378
Mohawk Industries	3,880	[b]	394,829
NVR	240	[b]	782,100
PulteGroup	70,080		2,384,822
Tapestry	23,210		308,229
Tempur Sealy International	30,150	[b]	2,169,292
TRI Pointe Group	68,370	[b]	1,004,355
Whirlpool	13,460	[a]	1,743,474
			13,613,370
Consumer Services - 1.8%
Churchill Downs	6,090	[a,b]	810,883
Darden Restaurants	5,040		381,881
Domino's Pizza	3,190		1,178,514
Dunkin' Brands Group	8,160		532,277
Eldorado Resorts	10,150	[b]	406,609
Hilton Worldwide Holdings	35,540		2,610,413
Jack in the Box	3,910	[a]	289,692
Papa John's International	7,090		563,017
			6,773,286
Diversified Financials - 5.7%
Ameriprise Financial	4,250		637,670
Discover Financial Services	51,340		2,571,621
Evercore, Cl. A	9,420		555,026
FactSet Research Systems	8,270	[a]	2,716,447
LPL Financial Holdings	59,835		4,691,064
MSCI	4,910		1,639,056
OneMain Holdings	26,490		650,065
SEI Investments	37,315		2,051,579
State Street	24,030		1,527,106
Synchrony Financial	149,250		3,307,380
T. Rowe Price Group	6,930		855,855
			21,202,869
Energy - 3.7%
Apache	29,570		399,195
Baker Hughes	41,800		643,302
Cabot Oil & Gas	26,210		450,288
Devon Energy	117,530		1,332,790
EQT	17,070		203,133
Helmerich & Payne	25,230		492,237

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Energy - 3.7% (continued)
Marathon Oil	341,430		2,089,552
Marathon Petroleum	32,330		1,208,495
National Oilwell Varco	28,680		351,330
Occidental Petroleum	27,570		504,531
Pioneer Natural Resources	20,570		2,009,689
The Williams Companies	209,200		3,978,984
			13,663,526
Food & Staples Retailing - .8%
Casey's General Stores	7,310	[a]	1,092,991
Sprouts Farmers Market	19,610	[b]	501,820
The Kroger Company	43,540		1,473,829
			3,068,640
Food, Beverage & Tobacco - 2.5%
Campbell Soup	44,660	[a]	2,216,476
Lamb Weston Holdings	24,700		1,579,071
The Hershey Company	35,540		4,606,695
Tootsie Roll Industries	20,297	[a]	695,578
			9,097,820
Health Care Equipment & Services - 7.9%
Acadia Healthcare	18,760	[a,b]	471,251
Align Technology	4,110	[b]	1,127,948
Amedisys	2,200	[b]	436,788
AmerisourceBergen	13,110		1,321,095
Cerner	31,120		2,133,276
Chemed	2,910		1,312,614
DaVita	10,380	[b]	821,473
Guardant Health	3,630	[a,b]	294,502
Haemonetics	7,480	[b]	669,909
Hologic	37,620	[b]	2,144,340
IDEXX Laboratories	8,370	[b]	2,763,439
Masimo	3,440	[a,b]	784,286
McKesson	13,220		2,028,212
Molina Healthcare	2,410	[b]	428,932
Quidel	5,510	[b]	1,232,807
ResMed	10,230		1,964,160
STERIS	26,290		4,033,938
Teladoc Health	1,810	[b]	345,420
Veeva Systems, Cl. A	14,430	[b]	3,382,681
Zimmer Biomet Holdings	13,460		1,606,586
			29,303,657
Household & Personal Products - 2.6%
Church & Dwight	47,500		3,671,750

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Household & Personal Products - 2.6% (continued)
The Clorox Company	27,510		6,034,869
			9,706,619
Insurance - 3.9%
American Financial Group	18,850		1,196,221
Brown & Brown	68,820		2,805,103
Fidelity National Financial	39,430		1,208,924
Globe Life	51,025		3,787,586
Kemper	4,540		329,241
Primerica	20,740		2,418,284
The Hartford Financial Services Group	26,540		1,023,117
Unum Group	96,160		1,595,294
			14,363,770
Materials - 4.5%
Ball	30,050		2,088,174
Celanese	3,325		287,081
CF Industries Holdings	20,840		586,438
Eagle Materials	8,090		568,080
FMC	17,080		1,701,510
Graphic Packaging Holding	81,040		1,133,750
PolyOne	19,440		509,911
Reliance Steel & Aluminum	40,390		3,834,223
Royal Gold	3,800		472,416
Sealed Air	66,580		2,187,153
Sensient Technologies	53,430		2,786,909
The Scotts Miracle-Gro Company	4,090		549,982
			16,705,627
Media & Entertainment - 4.6%
Altice USA, Cl. A	14,970	[b]	337,424
AMC Networks, Cl. A	17,220	[b]	402,776
Cable One	260		461,461
Cinemark Holdings	22,540	[a]	260,337
Discovery, Cl. A	37,380	[a,b]	788,718
DISH Network, Cl. A	30,740	[b]	1,060,837
InterActiveCorp	1,930	[b]	624,162
Liberty Media Corp-Liberty SiriusXM, Cl. C	19,730	[b]	679,699
Match Group	19,960	[a,b]	2,136,718
Omnicom Group	29,740		1,623,804
Sirius XM Holdings	54,210	[b]	310,954
Spotify Technology	5,750	[b]	1,484,592
Take-Two Interactive Software	21,190	[b]	2,957,488
The Interpublic Group of Companies	104,900		1,800,084
The New York Times Company, Cl. A	34,370	[a]	1,444,571

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Media & Entertainment - 4.6% (continued)
Zynga, Cl. A	82,810	[b]	790,007
			17,163,632
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
ACADIA Pharmaceuticals	10,250	[b]	496,818
Agilent Technologies	34,120		3,015,184
Alexion Pharmaceuticals	10,410	[b]	1,168,418
BioMarin Pharmaceutical	13,590	[b]	1,676,191
Bio-Rad Laboratories, Cl. A	3,670	[b]	1,656,968
Exelixis	26,360	[b]	625,786
Horizon Therapeutics	9,640	[b]	535,791
Incyte	17,040	[b]	1,771,649
IQVIA Holdings	2,320	[b]	329,162
Jazz Pharmaceuticals	18,790	[b]	2,073,289
Mettler-Toledo International	6,385	[b]	5,143,437
Moderna	30,510	[a,b]	1,959,047
Neurocrine Biosciences	5,140	[b]	627,080
PRA Health Sciences	3,930	[b]	382,350
Repligen	3,170	[b]	391,844
			21,853,014
Real Estate - 8.3%
Boston Properties	12,870	[c]	1,163,191
Brandywine Realty Trust	303,170	[c]	3,301,521
Camden Property Trust	28,760	[c]	2,623,487
Corporate Office Properties Trust	57,280	[c]	1,451,475
CubeSmart	46,850	[c]	1,264,481
Equity Lifestyle Properties	19,620	[c]	1,225,858
First Industrial Realty Trust	121,390	[c]	4,666,232
Host Hotels & Resorts	48,450	[c]	522,776
Lamar Advertising, Cl. A	54,400	[c]	3,631,744
Mid-America Apartment Communities	45,040	[c]	5,164,737
National Retail Properties	30,260	[c]	1,073,625
Omega Healthcare Investors	19,520	[c]	580,330
PS Business Parks	6,370	[c]	843,388
Service Properties Trust	66,840	[c]	473,896
Weingarten Realty Investors	159,920	[c]	3,027,286
			31,014,027
Retailing - 3.4%
Aaron's	8,380		380,452
AutoZone	5,160	[b]	5,821,099
Best Buy	7,455		650,598
Etsy	11,000	[b]	1,168,530
Foot Locker	22,550		657,558
LKQ	76,500	[b]	2,004,300

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Retailing - 3.4% (continued)
RH	1,510	[a,b]	375,839
Wayfair, Cl. A	4,360	[b]	861,580
Williams-Sonoma	9,990		819,280
			12,739,236
Semiconductors & Semiconductor Equipment - 3.1%
Cirrus Logic	9,960	[b]	615,329
Enphase Energy	16,420	[a,b]	781,099
Inphi	2,310	[b]	271,425
KLA	7,160		1,392,477
Microchip Technology	2,870		302,240
Monolithic Power Systems	3,480		824,760
Qorvo	15,440	[b]	1,706,583
Skyworks Solutions	5,740		733,916
SolarEdge Technologies	4,230	[b]	587,039
Teradyne	15,810		1,336,103
Universal Display	3,720		556,586
Xilinx	24,650		2,425,313
			11,532,870
Software & Services - 11.5%
Aspen Technology	3,630	[b]	376,104
Broadridge Financial Solutions	4,230		533,784
CACI International, Cl. A	6,750	[b]	1,463,940
Cadence Design Systems	61,900	[b]	5,939,924
Citrix Systems	28,050		4,148,875
Coupa Software	1,070	[b]	296,433
Crowdstrike Holdings, CI. A	4,610	[b]	462,337
DocuSign	4,380	[b]	754,280
Euronet Worldwide	8,820	[b]	845,132
Fair Isaac	6,870	[b]	2,871,935
FleetCor Technologies	17,970	[b]	4,519,994
Fortinet	9,670	[b]	1,327,401
Leidos Holdings	8,290		776,524
Manhattan Associates	16,930	[b]	1,594,806
MAXIMUS	40,815		2,875,417
NortonLifeLock	34,450		683,144
Paychex	10,835		820,751
Paycom Software	6,750	[b]	2,090,677
Paylocity Holding	4,370	[b]	637,539
Qualys	5,950	[b]	618,919
Sabre	55,230	[a]	445,154
Slack Technologies, Cl. A	8,680	[b]	269,861
Synopsys	2,450	[b]	477,750
The Trade Desk, Cl. A	1,360	[b]	552,840

Description		Shares		Value ($)
Common Stocks - 99.5% (continued)
Software & Services - 11.5% (continued)
The Western Union Company		34,190	[a]	739,188
Verisign		22,530	[b]	4,659,880
WEX		12,590	[b]	2,077,476
				42,860,065
Technology Hardware & Equipment - 4.5%
Arista Networks		2,510	[b]	527,175
CDW		34,125		3,964,642
Ciena		53,390	[b]	2,891,602
Hewlett Packard Enterprise		194,600		1,893,458
Keysight Technologies		38,140	[b]	3,843,749
Lumentum Holdings		4,750	[b]	386,793
Motorola Solutions		6,700		938,871
Xerox Holdings		58,110		888,502
Zebra Technologies, Cl. A		6,135	[b]	1,570,253
				16,905,045
Transportation - 2.4%
Avis Budget Group		24,940	[b]	570,877
Delta Air Lines		50,980		1,429,989
Old Dominion Freight Line		28,755		4,876,560
United Airlines Holdings		49,220	[a,b]	1,703,504
XPO Logistics		3,020	[a,b]	233,295
				8,814,225
Utilities - 5.8%
American Water Works		5,500		707,630
Black Hills		37,200		2,107,752
Eversource Energy		32,820		2,732,921
Hawaiian Electric Industries		11,750		423,705
IDACORP		31,290		2,733,807
MDU Resources Group		88,440		1,961,599
NorthWestern		12,230		666,780
NRG Energy		61,820		2,012,859
OGE Energy		119,030		3,613,751
ONE Gas		19,460		1,499,393
Public Service Enterprise Group		54,440		2,676,270
Vistra Energy		14,680		273,342
				21,409,809
Total Common Stocks (cost $367,323,553)				370,231,695
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,088,348)	0.22	2,088,348	[d]	2,088,348

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,393,273)	0.22	3,393,273	[d]	3,393,273
Total Investments (cost $372,805,174)		101.0%		375,713,316
Liabilities, Less Cash and Receivables		(1.0%)		(3,727,609)
Net Assets		100.0%		371,985,707

aSecurity, or portion thereof, on loan. At June 30, 2020, the value of the fund’s securities on loan was $23,551,542 and the value of the collateral was $26,405,687, consisting of cash collateral of $3,393,273 and U.S. Government & Agency securities valued at $23,012,414.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	19.2
Health Care	13.7
Industrials	11.8
Financials	11.5
Consumer Discretionary	10.5
Real Estate	8.3
Consumer Staples	5.9
Utilities	5.8
Communication Services	4.6
Materials	4.5
Energy	3.7
Investment Companies	1.5
101.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales($)	Value 6/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,675,538	19,047,631	(19,634,821)	2,088,348.6		4,075
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	20,080,100	(16,686,827)	3,393,273.9		-
Total	2,675,538	39,127,731	(36,321,648)	5,481,621	1.5	4,075

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,551,542)—Note 1(c):
Unaffiliated issuers	367,323,553	370,231,695
Affiliated issuers	5,481,621	5,481,621
Receivable for investment securities sold		36,027,394
Dividends and securities lending income receivable		352,814
Receivable for shares of Common Stock subscribed		9,745
Prepaid expenses		41,766
		412,145,035
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		260,406
Payable for investment securities purchased		36,268,089
Liability for securities on loan—Note 1(c)		3,393,273
Payable for shares of Common Stock redeemed		159,192
Directors’ fees and expenses payable		5,659
Other accrued expenses		72,709
		40,159,328
Net Assets ($)		371,985,707
Composition of Net Assets ($):
Paid-in capital		362,370,260
Total distributable earnings (loss)		9,615,447
Net Assets ($)		371,985,707

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	350,418,839	2,040,766	19,525,250	852
Shares Outstanding	7,387,280	47,919	408,099	18.30
Net Asset Value Per Share ($)	47.44	42.59	47.84	46.56

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,765 foreign taxes withheld at source):
Unaffiliated issuers	3,346,565
Affiliated issuers	3,985
Income from securities lending—Note 1(c)	78,737
Interest	71,342
Total Income	3,500,629
Expenses:
Management fee—Note 3(a)	1,415,932
Shareholder servicing costs—Note 3(c)	613,661
Professional fees	40,272
Registration fees	32,312
Prospectus and shareholders’ reports	23,525
Directors’ fees and expenses—Note 3(d)	17,347
Chief Compliance Officer fees—Note 3(c)	8,595
Distribution fees—Note 3(b)	8,021
Custodian fees—Note 3(c)	5,266
Loan commitment fees—Note 2	4,219
Miscellaneous	13,491
Total Expenses	2,182,641
Less—reduction in expenses due to undertaking—Note 3(a)	(314,229)
Net Expenses	1,868,412
Investment Income—Net	1,632,217
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,037,730
Capital gain distributions from affiliated issuers	90
Net Realized Gain (Loss)	5,037,820
Net change in unrealized appreciation (depreciation) on investments	(62,772,589)
Net Realized and Unrealized Gain (Loss) on Investments	(57,734,769)
Net (Decrease) in Net Assets Resulting from Operations	(56,102,552)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment income—net	1,632,217	1,833,633
Net realized gain (loss) on investments	5,037,820	14,376,117
Net change in unrealized appreciation (depreciation) on investments	(62,772,589)	56,941,051
Net Increase (Decrease) in Net Assets Resulting from Operations	(56,102,552)	73,150,801
Distributions ($):
Distributions to shareholders:
Class A	(4,074,364)	(11,617,718)
Class C	(26,167)	(69,575)
Class I	(272,427)	(672,866)
Class Y	(12)	(2,968)
Total Distributions	(4,372,970)	(12,363,127)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,144,718	5,460,956
Class C	25,804	41,797
Class I	3,512,374	4,099,740
Class Y	-	21,817
Distributions reinvested:
Class A	3,854,984	10,937,478
Class C	24,551	64,928
Class I	270,710	666,811
Class Y	-	2,930
Cost of shares redeemed:
Class A	(25,011,877)	(49,529,672)
Class C	(292,733)	(1,236,641)
Class I	(5,086,040)	(22,027,534)
Class Y	-	(295,073)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(19,557,509)	(51,792,463)
Total Increase (Decrease) in Net Assets	(80,033,031)	8,995,211
Net Assets ($):
Beginning of Period	452,018,738	443,023,527
End of Period	371,985,707	452,018,738

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	68,239	101,888
Shares issued for distributions reinvested	96,520	200,054
Shares redeemed	(545,251)	(913,783)
Net Increase (Decrease) in Shares Outstanding	(380,492)	(611,841)
Class Cb
Shares sold	589	865
Shares issued for distributions reinvested	683	1,315
Shares redeemed	(6,864)	(25,002)
Net Increase (Decrease) in Shares Outstanding	(5,592)	(22,822)
Class Ia
Shares sold	75,858	76,198
Shares issued for distributions reinvested	6,724	12,072
Shares redeemed	(109,399)	(401,922)
Net Increase (Decrease) in Shares Outstanding	(26,817)	(313,652)
Class Y
Shares sold	-	409
Shares issued for distributions reinvested	-	55
Shares redeemed	-	(5,679)
Net Increase (Decrease) in Shares Outstanding	-	(5,215)

[a] During the period ended December 31, 2019, 748 Class A shares representing $40,741 were exchanged for 741 Class I shares.

[b] During the period ended June 30, 2020, 18 Class C shares representing $800 were automatically converted to 17 Class A shares. During the period ended December 31, 2019, 47 Class C shares representing $2,276 were automatically converted to 43 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2020	Year Ended December 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	54.75	48.11	62.37	59.60	55.36	56.12
Investment Operations:
Investment income—net[a]	.20	.21	.22	.18	.33	.33
Net realized and unrealized gain (loss) on investments	(6.96)	7.94	(9.12)	9.65	4.51	.64
Total from Investment Operations	(6.76)	8.15	(8.90)	9.83	4.84	.97
Distributions:
Dividends from investment income—net	(.02)	(.25)	(.26)	(.24)	(.18)	(.33)
Dividends from net realized gain on investments	(.53)	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(.55)	(1.51)	(5.36)	(7.06)	(.60)	(1.73)
Net asset value, end of period	47.44	54.75	48.11	62.37	59.60	55.36
Total Return (%)[b]	(12.15)[c]	16.95	(14.31)	16.64	8.81	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[d]	1.13	1.12	1.13	1.14	1.13
Ratio of net expenses to average net assets	.99[d]	1.12	1.12	1.13	1.14	1.13
Ratio of net investment income to average net assets	.86[d]	.39	.36	.28	.59	.57
Portfolio Turnover Rate	52.45[c]	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	350,419	425,315	403,113	534,563	519,763	488,571

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	49.44	43.74	57.44	55.61	51.97	52.92
Investment Operations:
Investment (loss)—net[a]	(.02)	(.25)	(.26)	(.33)	(.12)	(.14)
Net realized and unrealized gain (loss) on investments	(6.30)	7.21	(8.34)	8.98	4.18	.59
Total from Investment Operations	(6.32)	6.96	(8.60)	8.65	4.06	.45
Distributions:
Dividends from net realized gain on investments	(.53)	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Net asset value, end of period	42.59	49.44	43.74	57.44	55.61	51.97
Total Return (%)[b]	(12.57)[c]	15.94	(15.04)	15.64	7.90	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09[d]	2.02	1.96	1.97	1.99	1.98
Ratio of net expenses to average net assets	1.92[d]	2.01	1.96	1.97	1.99	1.98
Ratio of net investment (loss) to average net assets	(.08)[d]	(.51)	(.48)	(.57)	(.24)	(.26)
Portfolio Turnover Rate	52.45[c]	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	2,041	2,646	3,338	6,813	10,803	7,405

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	55.31	48.52	62.64	59.97	55.74	56.67
Investment Operations:
Investment income—net[a]	.25	.32	.38	.33	.49	.52
Net realized and unrealized gain (loss) on investments	(7.06)	8.03	(9.18)	9.70	4.50	.57
Total from Investment Operations	(6.81)	8.35	(8.80)	10.03	4.99	1.09
Distributions:
Dividends from investment income—net	(.13)	(.30)	(.22)	(.54)	(.34)	(.62)
Dividends from net realized gain on investments	(.53)	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(.65)	(1.56)	(5.32)	(7.36)	(.76)	(2.02)
Net asset value, end of period	47.84	55.31	48.52	62.64	59.97	55.74
Total Return (%)	(12.07)[b]	17.21	(14.12)	16.91	9.02	1.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.93	.89	.90	.94	.93
Ratio of net expenses to average net assets	.79[c]	.92	.89	.90	.94	.93
Ratio of net investment income to average net assets	1.06[c]	.59	.60	.53	.85	.92
Portfolio Turnover Rate	52.45[b]	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	19,525	24,057	36,323	113,090	80,790	35,359

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2020	Year Ended December 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	53.82	47.75	62.58	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.26	.36	.43	.34	.53	.24
Net realized and unrealized gain (loss) on investments	(6.86)	7.80	(9.23)	9.70	4.56	2.76
Total from Investment Operations	(6.60)	8.16	(8.80)	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.13)	(.83)	(.93)	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(.53)	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(.65)	(2.09)	(6.03)	(7.46)	(.83)	(1.90)
Net asset value, end of period	46.56	53.82	47.75	62.58	60.00	55.74
Total Return (%)	(12.03)[c]	17.12	(14.11)	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.84	.88	.87	.78	.79[d]
Ratio of net expenses to average net assets	.68[d]	.84	.88	.87	.78	.79[d]
Ratio of net investment income to average net assets	1.14[d]	.68	.71	.54	.98	1.25[d]
Portfolio Turnover Rate	52.45[c]	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	1	1	250	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 18 Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	370,231,695	-	-	370,231,695
Investment Companies	5,481,621	-	-	5,481,621

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2020, The Bank of New York Mellon earned $15,608 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows: ordinary income $2,077,940 and long-term capital gains $10,285,187. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contractually agreed to waive receipt of a portion of its management fee in the amount of .15% of the value of the fund’s average daily net assets from January 1, 2020 until May 31, 2021. Additionally, the Adviser has contractually agreed, from June 1, 2020 until November 30, 2020, to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets. On or after November 30, 2020, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $314,229 during the period ended June 30, 2020.

During the period ended June 30, 2020, the Distributor retained $736 from commissions earned on sales of the fund’s Class A shares and $15 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2020, Class C shares were charged $8,021 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2020, Class A and Class C shares were charged $444,416 and $2,674, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $82,666 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $5,266 pursuant to the custody agreement.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $230,396, Distribution Plan fees of $1,266, Shareholder Services Plan fees of $72,835, custodian fees of $3,400, Chief Compliance Officer fees of $4,695 and transfer agency fees of $27,610, which are offset against an expense reimbursement currently in effect in the amount of $79,796.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2020, amounted to $200,524,921 and $223,390,889, respectively.

At June 30, 2020, accumulated net unrealized appreciation on investments was $2,908,142, consisting of $46,253,386 gross unrealized appreciation and $43,345,244 gross unrealized depreciation.

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument is anticipated to occur in 2020, with a decision expected in 2021.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional funds consisting of a mid-cap growth fund, a multi-cap core fund and mid-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended March 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

broader group of funds consisting of all institutional mid-cap growth, multi-cap core and mid-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund, and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the six-month period when performance was above the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during periods under review and noted that the Adviser had recently added members to the portfolio management team responsible for the management of the fund and implemented enhancements to the investment process.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, from December 1, 2019 until May 31, 2021, to waive receipt of a portion of its management fee in the amount of .15% of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, from June 1, 2020 until November 30, 2020, to waive receipt of a portion of its management fee in the amount of .25% of the fund’s average daily net assets. After November 30, 2020, the Adviser may terminate this additional waiver at any time. The Board noted that the fee waiver arrangements were not fully reflected in the Broadridge data for an annual period.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to continue to evaluate the fund’s performance in light of the Adviser’s recent additions to the portfolio management team and enhancements to the investment process.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

NOTES

For More Information

BNY Mellon Active MidCap Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0085SA0620

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      August 21, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      August 20, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)